August 3, 2000

               DREYFUS PREMIER HIGH YIELD DEBT PLUS EQUITY FUND

                           SUPPLEMENT TO PROSPECTUS

                              DATED MARCH 1, 2000

      At a meeting of the Board of Trustees held on August 2, 2000, the Board approved the liquidation of the Fund. Accordingly, effective as of August 3, 2000, the Fund will be closed to new investment accounts. Current investors can continue to purchase fund shares in open accounts.

                                                                       046s0800